Earnings (loss) per share (Details Textual) - American Depository Shares [Member] - USD ($) $ in Millions	Dec. 08, 2017	Nov. 01, 2018
Common Stock Repurchase Terms	(i) the Company may repurchase up to US$2 million worth of ADSs for a per ADS purchase price not exceeding US$22.00, with a daily limit not to exceed the 10b-18 daily max, until the earlier of (i) December 31, 2018; and (ii) the date the aggregate repurchases under the New Plan reach a total of US$2 million worth of ADSs.
Common Stock Repurchased Value		$ 2
Common Stock Shares Repurchased		100,342
Common Stock Shares Underlying		2,006,840
Payments For Common Stock Shares Repurchased		$ 2